GMACM MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2003-AR2

                                 GMAC MORTGAGE


                             PRELIMINARY TERM SHEETS



                           $[13,796,000] (APPROXIMATE)




                    Residential Asset Mortgage Products, Inc.
                                    Depositor


                            GMAC Mortgage Corporation
                               Seller and Servicer



                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

PRELIMINARY TERM SHEET                         DATE PREPARED: OCTOBER [29], 2003


            GMACM MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-AR2 $[13,796,000] (APPROXIMATE, SUBJECT TO +/- 10% VARIANCE)

                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

========== ============== ============== =============== ============ ============ =========================
           PRINCIPAL (1)                   PMT WINDOW    CERTIFICATE
              AMOUNT        WAL (YRS)        (MTHS)       INTEREST      TRANCHE        EXPECTED RATINGS
  CLASS      (APPROX.)    TO ROLL/MAT (2) TO ROLL/MAT (2)   RATE         TYPE            MOODY'S/S&P
  -----      ---------    ------------    ------------      -----        -----           -----------
   M-1      $[6,298,000]    5.41/7.12      1-79/1-358        (3)      Subordinate          [Aa2/AA]
   M-2      $[4,799,000]    5.41/7.12      1-79/1-358        (3)      Subordinate           [A2/A]
   M-3      $[2,699,000]    5.41/7.12      1-79/1-358        (3)      Subordinate         [Baa2/BBB]
---------- -------------- ------------------------------------------- ------------ -------------------------
   B-1      $[1,198,000]                                              Subordinate          [Ba2/BB]
                        Information Not Provided Hereby.
   B-2        $[898,000]                                              Subordinate           [B2/B]
   B-3      $[1,510,900]                                              Subordinate          [NR/NR]
========== ============== =========================================== ============ =========================
 TOTAL:    $[17,402,900]

(1) The Certificates (as described herein) represent interests in a pool of 3/1, 5/1, 7/1 and 10/1 adjustable rate Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) WAL and Payment Window for the Class M-1, Class M-2 and Class M-3 Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity.

(3) For every Distribution Date, the Class M-1, Class M-2 and Class M-3 will have an interest rate equal to the Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

Depositor: Residential Asset Mortgage Products, Inc.

Seller and Servicer: GMAC Mortgage Corporation ("GMACM").

Lead Manager: Greenwich Capital Markets, Inc.

Co-Managers: GMAC Commercial Holding Capital Markets Corp. Bear Stearns Co. Inc.

Trustee: Bank One, National Association.

Rating Agencies:  Moody's and S&P will rate the  Certificates,  except the Class
     B-3 Certificates. The Class B-3 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date: November 1, 2003.


                             RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Statistical Cut-off Date: Actual balances as of October 14, 2003.

Expected Pricing Date: On or about October [31], 2003.

Closing Date: On or about November 17, 2003.

Distribution Date: The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in December 2003.

Servicing Fee: 0.375% per annum of the principal balance of each Mortgage Loan.

Certificates:  The Class M-1, Class M-2 and Class M-3 Certificates (the "OFFERED
     CERTIFICATES") are being offered publicly.

     The "SENIOR CERTIFICATES" will consist of the Class A-I-1, Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4, Class A-III-5 and Class A-IV-1 Certificates (collectively the "CLASS A CERTIFICATES"), the Class X-II, Class X-III
     Certificates (collectively the "CLASS X CERTIFICATES") and Class R Certificate. The Class M-1, Class M-2 and Class M-3 Certificates will be referred to herein as the "CLASS M CERTIFICATES" and the Class B-1, Class B-2, and Class B-3 Certificates will be referred to herein as the "CLASS B CERTIFICATES," together with the Class M Certificates, the "SUBORDINATE CERTIFICATES." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "CERTIFICATES."

Accrued Interest:  The Offered  Certificates  will settle with accrued interest.
     The price to be paid by investors for the Offered Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([16] days).

Interest Accrual Period: The interest accrual period with respect to all the Offered Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System upon request.

Federal Tax Treatment: It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.

ERISAEligibility:  The Offered  Certificates  are expected to be ERISA eligible.
     Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEATreatment: The Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class M-2 and Class M-3 Certificates WILL NOT constitute "mortgage related securities" for purposes of SMMEA.

 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Optional Termination: The terms of the transaction allow for a termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "OPTIONAL CALL DATE").

Weighted Average Roll Date:  The Weighted  Average Roll Date with respect to the
     Mortgage Loans is the Distribution Date in [June 2010].

Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein (the "Mortgage Loans") is approximately $541,890,297. The Mortgage Loans are adjustable rate mortgage loans with initial rate adjustments occurring approximately 36, 60, 84 or 120 months after the date of origination of each mortgage loan. Each Mortgage Loan has an original term to maturity of 15, 20 or 30 years. The Mortgage Loans are secured by first liens on residential properties. See the attached collateral descriptions for more information.

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

     Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.85]% total subordination.

     Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.05]% total subordination.

     Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class B-1, Class B-2 and Class B-3 Certificates, initially [0.60]% total subordination.


 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Shifting Interest:  Until the first  Distribution  Date occurring after November
     2008, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates (other than the Class X Certificates) are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
     Certificates   will  receive  their  increasing   portions  of  unscheduled
     principal.

     The  prepayment percentages on the Subordinate Certificates are as follows:

     PERIODS:                                UNSCHEDULED  PRINCIPAL PAYMENTS (%)
     --------                                -----------------------------------
     December 2003 - November 2008             0% Pro Rata Share
     December 2008 - November 2009            30% Pro Rata Share
     December 2009 - November 2010            40% Pro Rata Share
     December 2010 - November 2011            60% Pro Rata Share
     December 2011 - November 2012            80% Pro Rata Share
     December 2012 and after                  100% Pro Rata Share

     Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates (other than the Class X Certificates) and Subordinate
     Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in December 2006, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in December 2006, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

     In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates (other than the Class X Certificates) will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class M Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and third, to the related Senior Certificates (other than the Class X Certificates).

     Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, on a pro rata basis, to the related Class A Certificates (pro rata if applicable), and the related component of the Subordinate Certificates. .


 RBS Greenwich Capital

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, generally from the related loan group, provided however, that such amount distributable to the Class X-II and Class X-III Certificates be reduced by the Group II Carryover Shortfall Amount and Group III Carryover Shortfall Amount, respectively, if any;

2) Concurrently, to the Class A Certificates, principal allocable to such Class, generally from the related loan group as follows:

     i) Class A-I-1 Certificates, principal until the principal balance thereof has been reduced to zero, from the Group I Mortgage Loans;

     ii)  Class   A-II-1,   Class   A-II-2,   Class   A-II-3  and  Class  A-II-4
          Certificates, sequentially, principal until the principal balance thereof has been reduced to zero, from the Group II Mortgage Loans;

     iii) Class A-III-1, Class A-III-2, Class A-III-3, Class A-III-4 and Class A-III-5 Certificates, sequentially, principal until the principal balance thereof has been reduced to zero, from the Group III Mortgage Loans;

     iv) Class A-IV-1 Certificates, principal until the principal balance thereof has been reduced to zero, from the Group IV Mortgage Loans;

3) In certain limited circumstances described in the prospectus supplement, Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group;

4)   Concurrently, to the Class A-II-1 and Class A-III-1 Certificates:

     i) Class A-II-1 Certificates to pay the Group II Yield Maintenance Amount, if any and if applicable, and the Group II Carryover Shortfall Amount, if any, without duplication;

     ii) Class A-III-1 Certificates to pay the Group III Yield Maintenance Amount, if any and if applicable, and the Group III Carryover Shortfall Amount, if any, without duplication;

5) Class M-1 Certificates, accrued and unpaid interest at the Class M-1 Certificate Interest Rate;

6)   Class M-1 Certificates, principal allocable to such Class;

7) Class M-2 Certificates, accrued and unpaid interest at the Class M-2 Certificate Interest Rate;

8)   Class M-2 Certificates, principal allocable to such Class;

9) Class M-3 Certificates, accrued and unpaid interest at the Class M-3 Certificate Interest Rate;

10)  Class M-3 Certificates, principal allocable to such Class;

11) Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

12)  Class R Certificate, any remaining amount.


 RBS Greenwich Capital

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                                YIELD TABLES (%)


    CLASS M-1 TO WEIGHTED AVERAGE ROLL DATE/OPTIONAL CALL DATE

    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          96-21               4.985      4.987      5.016      5.082      5.221      5.461       5.726
    =======================================================================================================
    WAL (YR)                   6.34       6.32       6.03       5.41       4.45       3.37        2.64
    MDUR (YR)                  5.38       5.36       5.14       4.66       3.89       3.02        2.40
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            06/19/10   06/19/10   06/19/10   06/19/10   02/19/10   04/19/08    03/19/07
    -------------------------------------------------------------------------------------------------------


    CLASS M-2 TO WEIGHTED AVERAGE ROLL DATE/OPTIONAL CALL DATE
    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          95-24               5.160      5.162      5.199      5.285      5.463      5.773       6.118
    =======================================================================================================
    WAL (YR)                   6.34       6.32       6.03       5.41       4.45       3.37        2.64
    MDUR (YR)                  5.37       5.35       5.13       4.65       3.88       3.01        2.40
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            06/19/10   06/19/10   06/19/10   06/19/10   02/19/10   04/19/08    03/19/07
    -------------------------------------------------------------------------------------------------------


    CLASS M-3 TO WEIGHTED AVERAGE ROLL DATE/OPTIONAL CALL DATE
    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          94-07               5.460      5.463      5.513      5.631      5.879      6.308       6.791
    =======================================================================================================
    WAL (YR)                   6.34       6.32       6.03       5.41       4.45       3.37        2.64
    MDUR (YR)                  5.35       5.34       5.11       4.63       3.86       3.00        2.38
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            06/19/10   06/19/10   06/19/10   06/19/10   02/19/10   04/19/08    03/19/07
    -------------------------------------------------------------------------------------------------------

                                YIELD TABLES (%)

    CLASS M-1 TO MATURITY DATE
    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          96-21               4.514      4.599      4.750      4.897      5.116      5.315       5.514
    =======================================================================================================
    WAL (YR)                  15.09      12.52       9.27       7.12       5.10       3.97        3.22
    MDUR (YR)                 10.19       8.93       7.06       5.69       4.30       3.45        2.85
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            09/19/33   09/19/33   09/19/33   09/19/33   09/19/33   09/19/33    12/19/31
    -------------------------------------------------------------------------------------------------------


    CLASS M-2 TO MATURITY DATE
    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          95-24               4.606      4.704      4.883      5.062      5.336      5.588       5.845
    =======================================================================================================
    WAL (YR)                  15.09      12.52       9.27       7.12       5.10       3.97        3.22
    MDUR (YR)                 10.14       8.89       7.03       5.66       4.28       3.43        2.84
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            09/19/33   09/19/33   09/19/33   09/19/33   09/19/33   09/19/33    09/19/31
    -------------------------------------------------------------------------------------------------------


    CLASS M-3 TO MATURITY DATE
    -------------------------------------------------------------------------------------------------------
    FLAT PRICE                5% CPR     10% CPR    15% CPR    20% CPR    30% CPR    40% CPR    50% CPR
    =======================================================================================================
          94-07               4.766      4.886      5.113      5.348      5.713      6.058       6.414
    =======================================================================================================
    WAL (YR)                  15.09      12.52       9.27       7.12       5.10       3.97        3.22
    MDUR (YR)                 10.06       8.83       6.98       5.62       4.25       3.41        2.82
    FIRST PRIN PAY           12/19/03   12/19/03   12/19/03   12/19/03   12/19/03   12/19/03    12/19/03
    LAST PRIN PAY            09/19/33   09/19/33   09/19/33   09/19/33   09/19/33   09/19/33    01/19/31
    -------------------------------------------------------------------------------------------------------


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